Exhibit 99.1

Scalable AI Security Smarter Crime Prevention A D V A N C E D A V I D E O S U R V E I L L A N C E R E M O T E G U A R D I N G AUGUST 2025

3+)+. 6QTYJGWXVYIXYVK1 4QQ VOMNXW VKWKVZKJ( This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward - looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable words or statements that do not relate strictly to historical or factual matters. However, the absence of these words or comparable words does not mean that a statement is not forward - looking. By their nature, forward - looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will result or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward - looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward - looking statements contained in this presentation, including, among others, the risks set forth under the heading “Risk Factors” in our latest Annual Report on Form 10 - K, as may be updated in subsequent Quarterly Reports on Form 10 - Q, as filed with the U . S . Securities and Exchange Commission (“SEC”), as well as from time to time in our other filings with the SEC We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you . There may be other factors that cause our actual results to differ materially from any forward - looking statements . In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected . In light of the significant uncertainties inherent in these forward - looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our plans, strategies and objectives, which we consider to be reasonable, will be achieved . All forward - looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in filings we make with the SEC . We undertake no obligation to publicly update or revise any forward - looking statements to reflect subsequent events or circumstances, except as required by law . MUZY BUfVcf

Cloudastructure's Award Winning Technology

Our advanced AI security platform offers a scalable cloud-based architecture for video surveillance. This platform includes proprietary, state-of-the-art, AI/ML analytics, seamless remote guarding, and cloud storage.

- AI reviews 100% of footage
- AI indexes video for quick search
- Real-time alerts, not after-the-fact
- In-house guards provide cost effective solutions


Not just tech — it's a turnkey deterrence platform
!
98%
Deterrence Rate*

*98% deterrence of threatening activity.

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Crime Impacts Profitability

- **#1 location of violent crimes is multifamily properties.***
- **85% of multifamily properties report crime on the rise.****
- **Crime drives vacancy rates, which drives bottom line.**



*Source: Where Do Violent Crimes Commonly Occur in the U.S.?
**Cloudastructure Multifamily Crime Poll (2024) available here: Multifamily Crime Poll: Significant Increases in Crime in 2023 - Multifamily Blogs

3+)+. 6QTYJGWXVYIXYVK1 4QQ VOMNXW VKWKVZKJ( =M;C ;WWY`YfUh]b[ Afckh \ CSAI Quarterly Revenue 2023 – 2025 (2025 data unaudited)

Financial Highlights

cloudastructure

Q2 YOY Revenue Comparisons

TOTAL REVENUE **267%** ⇧

Hardware
up **863%**

Remote Guarding
up **151%**

Cloud Video Surveillance
up **133%**

Installation
up **167%**

SECURED $2.7M
in new contracts in **1H 2025**

Set a **NEW RECORD** for
installations
in **July**

Over **99%**
Customer RETENTION
in the last year

Source: Based on internal (unaudited) management data

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Proactive AI Security For Enterprise Customers

Customer Segments Served:

- Multi-Family Housing
- Commercial Real Estate
- Construction
- Automotive
- Transportation



@2025 Cloudastructure: All rights reserved.

Captured 6 of Multifamily Top 10

cloudastructure

- **These 6 companies have 1.9m units under management.**
- **72%+ want remote guarding — critical differentiator.**
- **Average initial contract value is ~$75K of which ~⅓ is recurring.**

NMHC 50 Largest Apartment Managers

Manager Rank 2025	Manager Rank 2024	Company Name	Units Managed 2025	Units Managed 2024	CEO	HQ City	HQ State
1	1	Greystar	946,742	814,313	Bob Faith	Charleston	SC
2	2	Asset Living	288,665	291,322	Ryan McGrath	Houston	TX
3	4	Willow Bridge Property Company (fka Lincoln Property Company)	220,676	201,472	Duncan Osborne	Dallas	TX
4	3	RPM Living	218,661	226,169	Jason Berkowitz	Austin	TX
5	5	Cushman & Wakefield	167,000	182,000	Michelle MacKay	Chicago	IL
6	6	FPI Management	165,038	165,077	Dennis Treadaway	Folsom	CA
7	7	AMC*	152,989	145,697	Brenda Barrett	Cottonwood Heights	UT
8	8	Avenue5 Residential LLC	142,841	121,932	Walt Smith	Seattle	WA
9	11	Bozzuto	121,232	101,961	Toby Bozzuto	Greenbelt	MD
10	10	WinnCompanies	116,337	109,037	Gilbert Winn	Boston	MA

Source: National Multifamily Housing Council's 2025 NMHC 50 Largest Apartment Managers list.

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Award-Winning Solution

cloudastructure

- Project Management Solution of the Year 2025
- Image Processing Solution of the Year 2025
- Achievement in Management, Computer Software
- CEO – Maverick of the Year in Business Services
- Property Management Solution of the Year 2024
- SILVER for Customer Service Department of the Year
- Residential Data Management **Platform of the Year**
- Security Innovation of the Year 2023
- PLATINUM Best Video Management Solution – Smart Surveillance/Remote Guarding
- Best Native Cloud Solution 2023
- Best New Monitoring Product: Remote Guarding
- PLATINUM Best Video Surveillance Solution – Smart Surveillance
- GOLD for Best New Cloud Solution
- GOLD Best Video Analytics Solution – Smart Surveillance
- SILVER for Best New AI/ML Solution
- GOLD Best Video Data Storage Solution – Smart Surveillance
- Security Innovation of the Year
- GOLD Best Cloud Computing & Storage – Smart Surveillance/Remote Guarding
- GOLD for Achievement in Sales & Revenue Generation
- PLATINUM Best Cloud IoT Cyber Security Solution – GearBox™
- PLATINUM Best IoT Product of the Year – GearBox™

Meet the Team



James McCormick
CEO

- President/COO at LTA Research
- CFO at GES (NASDAQ: KE)
- CEO at Shorai (NASDAQ: AZTN)



Lauren OBrien
CRO

- COO of Venture Beat
- CEO Shift Communications



Greg Smitherman
CFO

- CFO of Accelergy
- Multiple CXO roles
- Returned $1.3B in profit to investors



Gregory Rayzman
CTO

- CTO of The Find, sold to Facebook
- Chief Architect for ITM Software/ acquired by BMC

Recent Events

- Trading of **Cloudastructure's Class A common shares commenced on Nasdaq** on January 30, 2025.
- Secured **$2.7 million in first-half 2025 contracts** exceeding full-year 2024 total by 79%.
- Partnered with a global leader in commercial real estate services and investments that **manages thousands of properties worldwide**.
- Secured **largest contract in company history** with global real estate investment firm.
- Partnered with a crypto-mining company to expand its AI hosting capabilities into their **advanced renewable energy data center.**
- Our AI-driven security platform has achieved an **exceptional deterrence rate of over 98%** of all threatening activity this year.

investor @ cloudastructure.com cloudastructure.com NASDAQ =M;C N \ Ub_ Sci" INVESTOR RELATIONS